SECURITY AGREEMENT
                               ------------------


         THIS SECURITY AGREEMENT (the "Security Agreement") is made and dated as of the ____ day of ____________, 1998, by WESTMARK MORTGAGE CORPORATION, a California corporation (the "Company"), in favor of FIRST UNION NATIONAL BANK, a national banking association (the "Lender").

                                    RECITALS
                                    --------

         A. Pursuant to that certain Mortgage Loan Warehousing Agreement of even date herewith by and between the Company and the Lender (as same may be amended, extended or replaced from time to time, the "Warehousing Agreement," and with capitalized terms not otherwise defined herein used with the same meanings as in the Warehousing Agreement), the Lender has extended credit to the Company.

         B. As a condition precedent to the effectiveness of the Warehousing Agreement, the Company is required to execute and deliver to the Lender this Security Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT
                                    ---------

         1. Delivery of Collateral. The Company shall deliver the Collateral or cause the Collateral to be delivered to the Lender. Delivery of Collateral consisting of Mortgage Loans and Mortgage-Backed Securities shall be effected by delivery of the Required Documents therefor. The Lender's responsibility to review such Collateral is limited to the review steps described on Exhibit 1 hereto, said review of Collateral delivered on any Business Day to be completed before the opening of business of the Lender on the next succeeding Business Day. All Mortgage Loans and Mortgage-Backed Securities at any time delivered to the Lender hereunder shall be held by the Lender in a fire resistant vault, drawer or other suitable depositary maintained and controlled solely by the Lender, conspicuously marked to show the interests of the Lender therein and not commingled with any other assets or property of, or held by, the Lender. The Lender is not, and shall not at any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Company except as expressly permitted hereunder or under the other Credit Documents. Under no circumstances will the Lender deliver possession of the Collateral to the Company except in accordance with the express terms of this Security Agreement.

         2. Grant of Security Interest. The Company hereby pledges, assigns and grants to the Lender, a first perfected security interest in the property described in Paragraph 3 below (collectively and severally, the "Collateral"), to secure payment and performance of the Obligations.

         3. Collateral. The Collateral shall consist of all now existing and hereafter arising right, title and interest of the Company in, under and to each of the following:

                  (a) All Mortgage Loans now owned or hereafter acquired or originated by the Company and submitted to or held by or on behalf of the Lender, including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of Obligors thereon, all mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the Properties securing payment of the indebtedness of the Obligors thereon, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums), and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

                  (b) All Mortgage-Backed Securities, including, without limitation, all Warehouse-Related MBSs, now owned or hereafter acquired by the Company and submitted to or held by or on behalf of the Lender, all right to the payment of monies and non-cash distributions on account thereof and all new, substituted and additional securities at any time issued with respect thereto;

                  (c) All rights of the Company (but not its obligations) under all Take-Out Commitments and Buy/Sell Agreements, now existing or hereafter arising, covering any part of the foregoing Collateral, all rights to deliver Mortgage Loans and Mortgage-Backed Securities to permanent investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such Collateral pursuant thereto;

                  (d) All now existing and hereafter arising rights to service, administer and collect Mortgage Loans and Mortgage-Backed Securities submitted to and held by or on behalf of the Lender (it being acknowledged and agreed that prior to the occurrence of an Event of Default and acceleration of the Obligations, the security interest in such servicing rights granted hereunder shall be automatically terminated without need for further action upon the sale, transfer or other disposition of the related Mortgage Loan or Mortgage-Backed Security in accordance with the provisions of the Credit Documents), and all rights to the payment of money on account of such servicing, administration and collection activities;

                  (e) All now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing Collateral;

                  (f) All now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of the Company relating to the foregoing Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing Collateral);

                  (g) The Funding Account, the Settlement Account and each Custodian Settlement Account (as defined below) and any and all funds at any time held in any such accounts; and

                  (h) All products and Proceeds of the foregoing Collateral.

         4. Lender's Review of Collateral. Each delivery of Mortgage Loans and Mortgage-Backed Securities to the Lender shall be accompanied by a certificate in form acceptable to the Lender (the "Delivery Certificate"). Upon any receipt of Required Documents for any Mortgage Loan, the Lender shall review the same and verify that:

                  (a) All Required Documents relating to such item of Collateral appear regular on their face and are in the Lender's possession; and

                  (b) The statements set forth on Exhibit 1 hereto are accurate and complete in all respects.

If the Lender notes any exception in the review described in subparagraph (a) or
(b) above or questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Collateral, the Lender shall notify the Company of such exception or noncompliance, and the Lender may exclude the Mortgage Loan from the Borrowing Base. In the event that the Company had been requested to deliver the Additional Required Documents with respect to any Mortgage Loan, the Lender shall review and verify such Additional Required Documents consistent with the obligations of the Lender above.

         4A.      Collateral Value Determination.

                  (a) No later than 2:00 p.m. (Charlotte, North Carolina time) on each Business Day, the Lender shall compute the Collateral Value of the Borrowing Base (a "Collateral Value Determination") as of 2:00 p.m. on such Business Day and make a notation thereof.

                  (b) No later than 2:00 p.m. (Charlotte, North Carolina time) on each Business Day, the Lender shall prepare and deliver to the Company via facsimile a schedule showing the composition of the Borrowing Base on a per-Mortgage Loan basis, as of such time. The Company shall certify as to the accuracy of such schedule and shall return such schedule, with such certification attached, to the Lender via facsimile no later than 3:00 p.m. (Charlotte, North Carolina time) on each such Business Day.

         5.       Handling of Collateral; Settlement Account.

                  (a) So long as an Event of Default shall not have occurred and be continuing, from time to time, the Lender may release documentation relating to Mortgage Loans to the Company against a trust receipt executed by the Company in the form of Exhibit 2 hereto. The Company and the Lender will comply with the trust receipt procedures specified on Exhibit 3 hereto. The Company hereby represents and warrants that any request by the Company for release of Collateral under this subparagraph 5(a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to the Lender for ultimate sale or exchange and that the Company has requested such release in compliance with all terms and conditions of such release set forth herein and in the Warehousing Agreement, including, without limitation, subparagraph (k)(1) of the definition of Eligible Mortgage Loan.

                  (b) So long as an Event of Default shall not have occurred and be continuing, upon delivery by the Company to the Lender of a shipping request in the form of that attached hereto as Exhibit 4, the Lender will transmit Mortgage Loans held by it as directed by the Company as follows:

                           (1) If the transmittal is of documentation for Mortgage Loans in the possession of the Lender in connection with the sale thereof to a permanent investor or sale under a repurchase facility, such transmittal will be under cover of a transmittal letter in the form of that attached hereto as Exhibit 5A (or such other form as may be required under any government program pursuant to which the relevant Mortgage Loans are being shipped).

                           (2) If the transmittal is of documentation for Mortgage Loans in connection with the shipment to a custodian or trustee in connection with the formation of a mortgage pool supporting a Mortgage-Backed Security (any such Mortgage- Backed Security secured or otherwise supported by any such Mortgage Loan being referred to herein as a "Warehouse-Related MBS") such transmittal will be under cover of a transmittal letter in the form of that attached hereto as
         Exhibit 5B (or such other form as may be required under any government program pursuant to which such Warehouse-Related MBS is being issued), and, in addition, will be conditioned upon the facts that:

                                    (i) If the Warehouse-Related MBS is being
                  issued under a government program, there has been delivered to the transfer agent for the Warehouse-Related MBS such form as may be required under the government program pursuant to which such Warehouse-Related MBS is being issued (which form shall name the Lender or an Approved MBS Custodian (as defined below) as the subscriber and the Person to whom the Warehouse-Related MBS is to be delivered);

                               (ii) If the Warehouse-Related MBS is being issued
                  pursuant to a program other than a government program, there has been delivered to and acknowledged by the trustee and collateral agent or custodian for the underlying mortgage pool a letter in form acceptable to the Lender;

                              (iii) The Person to whom such Warehouse-Related
                  MBS is to be delivered by the transfer agent or trustee is a. a Person which has agreed to hold such Warehouse-Related MBS and the proceeds of any sale or other disposition thereof as custodian, agent and bailee for the benefit of Lender pursuant to a custodial agreement substantially in the form of that attached hereto as Exhibit 6

                  (a "Custodial Agreement"), and b. a Person which has been approved by the Lender (any Person acting in such capacity being referred to herein as an "Approved MBS Custodian"); and

                               (iv) There has been delivered to the Approved MBS
                  Custodian a letter in the form of that attached to the Custodial Agreement as Exhibit A.

In no event shall the Lender have any obligation to obtain written acknowledgement of receipt from the addressee of any transmittal letter or other communication sent by the Lender hereunder.

                  (c) All amounts payable on account of the sale of Collateral (including, but not limited to a sale pursuant to a repurchase agreement) will be instructed to be paid directly by the purchaser to the Settlement Account, or in the case of Mortgage-Backed Securities delivered to an Approved MBS Custodian, to a demand deposit account maintained with such Approved MBS Custodian (a "Custodian Settlement Account") and, thereafter, to the Settlement Account as provided in the applicable Custodial Agreement. Pursuant to Paragraph 2 above the Company has granted a security interest in and lien upon the Settlement Account and in all Custodian Settlement Accounts and in any and all amounts at any time held therein to the Lender as collateral security for the Obligations. This Paragraph 5(c) shall constitute notice to any Approved MBS Custodian of such security interest pursuant to the Uniform Commercial Code of all relevant jurisdictions and any other law or regulation requiring such notice. This Paragraph 5(c) shall further constitute irrevocable notice to any Approved MBS Custodian that the accounts referred to in Paragraph 3(g) above are "no access" accounts to the Company except to the extent expressly permitted hereunder. The Lender shall hold such security interest in and lien upon the accounts referred to in Paragraph 3(g) above and all funds at any time held therein for its benefit with all rights of a secured party under the Uniform Commercial Code of all relevant jurisdictions.

                  (d) So long as an Event of Default shall not have occurred and be continuing, the Lender and any Approved MBS Custodian shall take such steps as they may be reasonably directed from time to time by the Company in writing which are not inconsistent with the provisions of this Security Agreement and the other Credit Documents and which the Company deems necessary to enable the Company to perform and comply with Take-Out Commitments and Buy/Sell Agreements and with other agreements for the sale or other disposition in whole or in part of Mortgage Loans and Mortgage-Backed Securities.

                  (e) Prior to the occurrence of an Event of Default and acceleration of the Obligations and if, but only if, such action is not inconsistent with the express provisions of this Security Agreement and the other Credit Documents and would not create an Event of Default or Potential Default, the Company may, in connection with its residential mortgage banking business: originate, acquire and service Mortgage Loans; receive payments on Mortgage Loans from the Obligors thereon and impounds and fees in connection therewith; retain, use and apply fees and payments made on account of the Mortgage Loans by the Obligors thereunder; disburse from impound accounts; in the ordinary course of the Company's business, create, use, destroy and transfer records, files and other items described in Paragraph 3(f) above; sell or otherwise dispose of Mortgage Loans not constituting Collateral, with or without servicing rights; pledge Mortgage Loans to the extent permitted under the Credit Documents; sell servicing rights; and enter into, exercise rights under, perform, modify, waive and cancel any Take-Out Commitments or Buy/Sell Agreements.

                  (f) Following the occurrence and during the continuance of an Event of Default, the Lender shall not, and shall incur no liability to the Company or any other Person for refusing, in its sole discretion, to, deliver any item of Collateral to the Company or any other Person (other than under existing Take-Out Commitments).

         6. Costs and Expenses. The Lender shall notify the Company of all extraordinary costs and expenses (including, without limitation, expenses of legal counsel to the Lender) of the Lender directly relating to the Lender's performance of this Security Agreement, and such extraordinary costs and expenses shall be paid promptly by the Company or, if already paid by the Lender, the Company promptly shall reimburse the Lender therefor.

         7. Representations and Warranties. The Company hereby represents and warrants that: (a) the Company is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in the Collateral, will be the sole owner thereof); (b) except for security interests in favor of the Lender, no Person has (or, in the case of after-acquired Collateral, at the time the Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral and, in any event, the Lender has a perfected, first priority security interest thereon; (c) to the best knowledge of the Company, all information heretofore, herein or hereafter supplied to the Lender by or on behalf of the Company with respect to the Collateral is or will be accurate and complete; and (d) each Mortgage Loan is, at the time when it is submitted by the Company to the Lender for inclusion in the computation of the Collateral Value of the Borrowing Base, an Eligible Mortgage Loan.

         8. Covenants of the Company. The Company hereby agrees: (a) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by the Lender to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to the Lender all originals of Collateral or Proceeds consisting of chattel paper or instruments; (b) not to surrender or lose possession of (other than to the Lender), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans and Mortgage-Backed Securities under Take-Out Commitments or Buy/Sell Agreements and as otherwise permitted under Paragraph 5 above; (c) at all times to account fully for and promptly to deliver to the Lender, in the form received, all Collateral or Proceeds received, endorsed to the Lender as appropriate and accompanied by such assignments and powers, duly executed, as the Lender shall request, and until so delivered all Collateral and Proceeds shall be held in trust for the Lender, separate from all other property of the Company and identified as the property of the Lender; (d) at any reasonable time, upon demand by the Lender, to exhibit to and allow inspection by the Lender (or Persons designated by the Lender) of the Collateral and the records concerning the Collateral; (e) to keep the records concerning the Collateral at the location(s) set forth in Paragraph 15 below and not to remove the records from such location(s) without the prior written consent of the Lender; (f) at the request of the Lender, to place on each of its records pertaining to the Collateral a legend, in form and content satisfactory to the Lender, indicating that such Collateral has been assigned to the Lender; (g) not to modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan pledged under this Security Agreement or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto with any term or provision thereof; (h) to keep the Collateral insured against loss, damage, theft, and such other risks as the Lender may request; (i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (j) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances, and liens now or hereafter imposed upon or affecting any Collateral; (l) to notify the Lender before any such change shall occur of any change in the Company's name, identity or structure through merger, consolidation or otherwise; (m) to appear in and defend, at the Company's cost and expense, any action or proceeding which may affect its title to or the Lender's interest in the Collateral; (n) to keep accurate and complete records of the Collateral and to provide the Lender with such records and such reports and information relating to the Collateral as the Lender may request from time to time; and (o) to comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral.

         9.       Collection of Collateral Payments.

                  (a) The Company shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral (each such payment being referred to as a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Lender may request, or, in the absence of such request, as the Company may reasonably deem advisable; provided, however, that the Company shall not, without the prior written consent of the Lender, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment. Upon the request of the Lender following the occurrence and during the continuance of an Event of Default (and subject to the requirements of applicable law), the Company will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Lender (or to the Company in care of the Lender) at such address as the Lender may designate. The Company will reimburse the Lender promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Lender in seeking to collect any Collateral Payment.

                  (b) Following the occurrence and during the continuance of an Event of Default, upon the request of the Lender the Company will transmit and deliver to the Lender, forthwith upon receipt and in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Lender) which may be received by the Company at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Lender, such items will be held in trust for the Lender and will not be commingled by the Company with any of its other funds or property. Thereafter, the Lender is hereby authorized and empowered to endorse the name of the Company on any check, draft or other instrument for the payment of money received by the Lender on account of any Collateral Payment if the Lender believes such endorsement is necessary or desirable for purposes of collection.

                  (c) The Company hereby agrees to indemnify, defend and save harmless the Lender and its agents, officers, employees and representatives from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Lender relating to any moneys received by the Lender on account of any Collateral Payment (other than as a direct result of the gross negligence or willful misconduct of the Lender) and such obligation of the Company shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 2 above.

         10. Authorized Action by Lender. The Company hereby irrevocably appoints the Lender as its attorney-in-fact to do (but the Lender shall not be obligated to and shall incur no liability to the Company or any third party for failure so to do) at any time and from time to time following the occurrence and during the continuance of an Event of Default, any act which the Company is obligated by this Security Agreement to do, and to exercise such rights and powers as the Company might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to the Lender's own or its nominee's name; and (e) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding anything contained herein, in no event shall the Lender be required to make any presentment, demand or protest, or give any notice and the Lender need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

         11. Default and Remedies. Upon the occurrence of an Event of Default and following the acceleration of the Obligations, the Lender shall have the right to, without notice to or demand upon the Company: (a) foreclose or otherwise enforce the Lender's security interest in the Collateral in any manner permitted by law or provided for hereunder; (b) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery and without assumption of any credit risk, on such terms and in such manner as the Lender may determine; (c) require the Company to assemble the Collateral or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender; (d) enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (e) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate. Upon any sale or other disposition pursuant to this Security Agreement, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be applied to the Obligations. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Company, and the Company specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

         12. Binding Upon Successors. All rights of the Lender under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of the Company shall bind its successors and assigns.

         13. Entire Agreement; Severability. This Security Agreement contains the entire security agreement with respect to the Collateral between the Lender and the Company. All waivers by the Company provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         14. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code as in effect from time to time in the State of North Carolina.

         15. Place of Business; Records. The Company represents and warrants that its chief place of business is at 355 N.E. 5th Avenue, Suite 4, DelRay Beach, Florida 33483, and that its books and records concerning the Collateral are kept at its chief place of business.

         16. Notice. Any written notice, consent or other communication provided for in this Security Agreement shall be delivered or sent as provided in the Warehousing Agreement.

         EXECUTED and sealed the day and year first above written.


                                    WESTMARK MORTGAGE CORPORATION,
                                    a  California corporation
[CORPORATE SEAL]

ATTEST:

By:____________________________     By:____________________________
   Name: ______________________        Name: ______________________
   Title: _____________________        Title: _____________________


                                    FIRST UNION NATIONAL BANK, a
                                    national banking association




                                    By:____________________________
                                       Name:_______________________
                                       Title:______________________

                              SCHEDULE OF EXHIBITS
                                       TO
                               SECURITY AGREEMENT


EXHIBIT                         DOCUMENT
-------                         --------

      1                 Required Review Steps
      2                 Form of Trust Receipt
      3                 Trust Receipt Procedures
      4                 Form of Shipping Request
      5A                Form of Whole Loan Sale Transmittal Letter
      5B                Form of Warehouse-Related MBS Transmittal
      6                 Form of Custodial Agreement

                                                                      EXHIBIT 1
                                                                      ---------
                                                                    TO SECURITY
                                                                    -----------
                                                                      AGREEMENT
                                                                      ---------


                              REQUIRED REVIEW STEPS
                              ---------------------


1. All submitted documents, including the report attached to the Delivery Certificate, are consistent as to borrower name, loan face amount, loan type (A+, A, B, C or D; FRM or ARM) and the Company's loan number.

2. The note and mortgage/deed of trust each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a certified copy of the mortgage/deed of trust, such copy bears what appears to be a reproduction of such signature or signatures.

3. Except for (a) the endorsement to the Company of the note in the event such loan was purchased by the Company and (b) the endorsement in blank of the note by the Company, neither the note, the mortgage/deed of trust, nor the assignment(s) of the mortgage/deed of trust contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear.

4. The note is endorsed in blank and such endorsement bears an original signature of an authorized officer of the Company, based on the current list of such officers supplied by the Company.

5. The assignment of the mortgage/deed of trust bears an original signature of an authorized officer of the Company, based on the current list of such officers supplied by the Company.

                                                                      EXHIBIT 2
                                                                      ---------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------

                              FORM OF TRUST RECEIPT
                              ---------------------

                                                         Date: ___________, 19__

         The undersigned, WESTMARK MORTGAGE CORPORATION, a California corporation (the "Company"), acknowledges receipt from FIRST UNION NATIONAL BANK (the "Lender") pursuant to the Security Agreement (as those terms and capitalized terms not otherwise defined herein are defined in that certain Mortgage Loan Warehousing Agreement dated as of ____________, 1998, between the Lender and the Company), or from its duly appointed agent, of the following described documentation for the identified Mortgage Loans (the "Collateral Documents"), possession of which is herewith entrusted to the Company solely for the purpose of correcting documentary defects relating thereto:


                                                             Loan Document
Borrower Name         Loan Number        Note Amount           Delivered
-------------         -----------        -----------         -------------

         It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code as in effect in the State of North Carolina in the Collateral hereinabove described and in the Proceeds of said Collateral has been granted to the Lender pursuant to the Security Agreement.

         The Company hereby represents and warrants that the Unit Collateral Value of the Mortgage Loans for which the Collateral Documents are requested to be released hereunder when added to the Unit Collateral Value of all other Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base the Collateral Documents for which have been similarly released does not exceed $250,000.

         In consideration of the aforesaid delivery by the Lender (or by its duly appointed agent), the Company hereby agrees to hold said Collateral Documents in trust for the Lender as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral Documents to the Lender no later than the close of business on the tenth calendar day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day.

                                                  WESTMARK MORTGAGE CORPORATION,
                                                  a California corporation


                                                  By:___________________________
                                                     Name:______________________
                                                     Title:_____________________

                                                                      EXHIBIT 3
                                                                      ---------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------

                            TRUST RECEIPT PROCEDURES
                            ------------------------



The Company and Lender will adhere to the following procedures with respect to trust receipts:

         The Lender will maintain all original trust receipts in a vault, drawer or other suitable depositary with a one hour fire rating maintained and controlled solely by the Lender.

                                                                      EXHIBIT 4
                                                                      ---------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------

                            FORM OF SHIPPING REQUEST
                            ------------------------
                           (For Whole Loan Deliveries)

Date: ________________

FIRST UNION NATIONAL BANK
One First Union Center
301 South College Street
Charlotte, North Carolina  28288
Attention:  ____________________
            ____________________

This letter is to serve as authorization for you to endorse and ship the following loans:

Loan Number                         Borrower Name                   Note Amount



to the following address under Commitment #____________ (the "Commitment") from, or under a Buy/Sell Agreement between the undersigned and, an Approved Investor as follows:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:

Please ship the loan documents either by ___________________ or by such other courier service as we have designated to you as "approved." The courier shall act as an independent contractor bailee acting solely on your behalf as Lender, as defined in that certain Mortgage Loan Warehousing Agreement dated as of ____________, 1998, as the same may be amended, extended or replaced from time to time, but we acknowledge and agree that you are not responsible for any delays in shipment or any other actions or inactions of the courier; however, because the Commitment or the Buy/Sell Agreement expires on ______________, 199_, we ask that you deliver the loan documents to the courier no later than _________________, 199_.

Please have the courier bill us by using our acct #____________. If you should have any questions, or should feel the need for additional documentation, please do not hesitate to call _________________

                                                 WESTMARK  MORTGAGE CORPORATION,
                                                 a California corporation


                                                 By:____________________________
                                                    Name:_______________________
                                                    Title:______________________

                                                                      EXHIBIT 5A
                                                           TO SECURITY AGREEMENT
                                                               (Direct Investor)


                   FORM OF WHOLE LOAN SALE TRANSMITTAL LETTER
                             [LETTERHEAD OF LENDER]


                              __________ __, 199__




Dear [Approved Investor]:
      -----------------

                  Re:  Westmark Mortgage Corporation:
                       -----------------------------
                       Sale of Mortgage Loans
                       ----------------------

         Attached please find original promissory note(s) in the original principal amount of $____________ evidencing those Mortgage Loans listed separately on the attached schedule, along with other related documents (collectively, the "Mortgage Loan Collateral") which Mortgage Loans are owned by Westmark Mortgage Corporation, a California corporation (the "Company") and are being delivered to you for purchase.

         The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined in) that certain Mortgage Loan Warehousing Agreement dated as of ___________, 1998 by and between the Company as borrower and the undersigned as lender ("Lender"), as amended or modified from time to time. Each of the Mortgage Loans is subject to a security interest in favor of Lender, as set forth in that certain Security Agreement dated as of ____________, 1998 by and between the Company and Lender, as amended or modified from time to time. Said security interest shall be automatically released upon your remittance of an amount equal to the greater of (i) the full amount of the purchase price of such Mortgage Loan(s) (as set forth on the schedule attached hereto), or (ii) $________, which is the collateral value assigned by Lender to such Mortgage Loan(s), by wire transfer to the following account of the Company:

                    WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT:
                    _______________________________________
                    _______________________________________
                    _______________________________________


         Pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Mortgage Loan Collateral as custodian, agent and bailee for and on behalf of Lender and subject to the direction and control of Lender. In the event any Mortgage Loan is unacceptable for purchase, return the rejected Mortgage Loan and all related Mortgage Loan Collateral directly to Lender at the address set forth below. In no event shall any Mortgage Loan or related Mortgage Loan Collateral be returned, or sales proceeds remitted, to the Company or to any of its affiliates. The Mortgage Loan and related Mortgage Loan Collateral must be so returned or sales proceeds remitted in full no later than thirty (30) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

         NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED LENDER REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                    Sincerely,

                                    FIRST UNION NATIONAL BANK

                                    By:_________________________________________
                                    Title:______________________________________
                                    Address:  One First Union Center
                                              301 South College Street
                                              Charlotte, North Carolina 28288
                                    Attn: ______________________________
                                          ______________________________



ACKNOWLEDGEMENT OF RECEIPT

[Approved Investor]
 -----------------

By:________________________________
   Name:___________________________
   Title:__________________________

Date:______________________________

                                                                      EXHIBIT 5B
                                                           TO SECURITY AGREEMENT
                                                                (Pool Formation)


                FORM OF WAREHOUSE-RELATED MBS TRANSMITTAL LETTER
                             [LETTERHEAD OF LENDER]


                              __________ __, 199__



Dear [Certificating Custodian]:
      -----------------------

                  Re:  Westmark Mortgage Corporation:
                       -----------------------------
                       Securitization of Mortgage Loans
                       --------------------------------

Attached please find original promissory note(s) in the original principal amount of $____________ evidencing those Mortgage Loans listed separately on the attached schedule, along with other related documents (collectively, the "Mortgage Loan Collateral") which Mortgage Loans are owned by Westmark Mortgage Corporation, a California corporation (the "Company") and are being delivered to you as Custodian/Trustee for certification in connection with the formation of a mortgage pool supporting the issuance of a Mortgage-Backed Security (the "Warehouse-Related MBS") described as follows:

           __________________________________________________________

           __________________________________________________________


         The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined in) that certain Mortgage Loan Warehousing Agreement dated as of ___________, 1998 by and between the Company as borrower and the undersigned as lender ("Lender"), as amended or modified from time to time. Each of the Mortgage Loans is subject to a security interest in favor of Lender, as set forth in the certain Security Agreement dated as of _____________, 1998 by and between the Company and Lender, as amended or modified from time to time. Said security interest shall be automatically released upon the issuance of the Warehouse-Related MBS in accordance with the terms of the prescribed GNMA, FNMA or FHLMC (or other) form enclosed herewith.

         Pending issuance of the Warehouse-Related MBS, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Mortgage Loan Collateral as custodian, agent and bailee for and on behalf of Lender and subject to the direction and control of Lender. In the event any Mortgage Loan is unacceptable for pool formation, return the rejected Mortgage Loan and all related Mortgage Loan Collateral directly to Lender at the address set forth below. In no event shall any Mortgage Loan or related Mortgage Loan Collateral be returned, or proceeds remitted, to the Company or to any of its affiliates. The Mortgage Loan and related Mortgage Loan Collateral must be so returned or the Warehouse-

Based MBS issued no later than thirty (30) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

         NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED LENDER REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                    Sincerely,

                                    FIRST UNION NATIONAL BANK

                                    By:_________________________________________
                                    Title:______________________________________
                                    Address:     One First Union Center
                                                 301 South College Street
                                                 Charlotte, North Carolina 28288
                                    Attn: _______________________
                                          _______________________



ACKNOWLEDGEMENT OF RECEIPT

[Certificating Custodian]
 -----------------------

By:_____________________________
Name:___________________________
Title:__________________________

Date: __________________________

                                                                       EXHIBIT 6
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------


                           FORM OF CUSTODIAL AGREEMENT
                           ---------------------------
                     (With Operating Instructions Attached)

                             _________________, 19__


______________________
______________________
______________________



         Re:      Westmark Mortgage Corporation:
                  -----------------------------

Ladies and Gentlemen:

         The undersigned, FIRST UNION NATIONAL BANK (the "Lender") has entered into (i) that certain Mortgage Loan Warehousing Agreement dated as of ____________, 1998 with Westmark Mortgage Corporation (the "Company") as the same may be amended, extended or replaced from time to time (the "Warehousing Agreement," capitalized terms not otherwise defined herein being used with the same meaning as in the Warehousing Agreement) and (2) that certain Security Agreement (the "Security Agreement") with the Company dated concurrently therewith.

         The Lender represents and confirms that it has the power and authority under the Warehousing Agreement and the Security Agreement to execute this Custodial Agreement. The Lender may execute any of its duties hereunder by or through agents or attorneys-in-fact notified to you in writing.

         The Lender hereby appoints you and you hereby accept appointment to act as agent, custodian and bailee for the benefit of the Lender (in such capacity, the "Approved MBS Custodian"). In such capacity, you agree to accept delivery only on a free basis of certain mortgage-backed securities delivered to you from time to time identified in a letter in the form of that attached hereto as Exhibit A (all such mortgage-backed securities delivered to you and so identified being referred to herein as "Subject Securities"). This Custodial Agreement governs your rights and responsibilities as Approved MBS Custodian with respect to all Subject Securities.

         The Lender hereby directs you, as Approved MBS Custodian, to hold or dispose of Subject Securities deposited with you only in accordance with the instructions of a person described as an "Authorized Lender Representative" on a schedule from time to time delivered to you by the Lender (the initial list of such persons being attached hereto as Schedule I) or otherwise as expressly permitted hereunder. You are authorized, directed and instructed to act upon all instructions from persons reasonably believed by you to be genuine and authorized. Any instruction given hereunder may, in your discretion, be written, oral, by telephone, telegraph, cable, radio or electronic communication which is received by you. Written confirmations, if any, of oral instructions provided hereunder shall in no way affect any action taken by you in reliance upon the oral instructions, absent your gross negligence or willful misconduct.

         All Subject Securities are to be held by you in a custodial account (Account No. _____________) maintained with you (the "MBS Custodial Account"). Unless and until you have received written notice from an Authorized Lender Representative (which notice may be by facsimile transmission) that there has occurred an "Event of Default" or a "Potential Default" under the Warehousing Agreement, you may from time to time deliver Subject Securities at the direction of the Company, to, but only to, Approved Investors (as listed on a schedule of "Approved Investors" delivered to you from time to time by an Authorized Lender Representative) against, in the case of delivery to an Approved Investor, payment of the purchase price therefor. The proceeds of the sale or other disposition of all Subject Securities are to be held by you in an account (Account No. _____________) maintained with you (the "Custodian Settlement Account") and transferred by the end of each Business Day to Account No. __________________ maintained in the Lender's name at First Union National Bank (the "Settlement Account") as follows:

                          ____________________________
                          ____________________________
                          ____________________________

By executing this Custodial Agreement the Company confirms and the Lender and the Company notify you that the Company has assigned and granted to the Lender a security interest in and lien upon all now existing and hereafter arising right, title and interest of the Company in the MBS Custodial Account, the Custodian Settlement Account and the Settlement Account and in any and all investments and proceeds at any time held therein.

         You shall be under no duty to take or omit to take any action with respect to Subject Securities, except in accordance with this Agreement and the Operating Instructions attached hereto as Exhibit B, unless specifically otherwise directed by the Lender and agreed to by you in writing. In the event that you shall be uncertain as to your duties or rights hereunder, you shall be entitled to refrain from taking any action until you shall be directed otherwise by an order of a court of competent jurisdiction. In case you should agree to our request and on our behalf to appear in, prosecute or defend any legal or equitable proceeding either in your own name or in the name of your nominee, you shall first be indemnified to your satisfaction (other than against your gross negligence and willful misconduct).

         By accepting delivery of any Subject Security, you shall be deemed to have agreed to hold the Subject Security as Approved MBS Custodian hereunder, free and clear of all liens, claims, interests and rights of offset in your favor or in favor of persons claiming through you, subject only to due bills and checks described in the second immediately following paragraph. Until you have been notified in writing (including by telecopier) by an Authorized Lender Representative of the occurrence of an Event of Default, you are hereby authorized to return Subject Securities to the issuer/transfer agent therefor at the Company's written request in connection with the reissuance thereof in smaller denominations; provided, however, that any delivery of Subject Securities for reissuance shall be covered by a transmittal letter or other written agreement instructing that the reissued securities be returned directly to you. In this connection, we acknowledge familiarity with the current securities industry practice of delivering physical securities against later payment on the delivery date. Notwithstanding our instructions to deliver Subject Securities against payment, you are authorized to make delivery of such physical securities against a temporary receipt (sometimes called a "window ticket") in lieu of payment. You agree to use your best efforts to obtain payment therefor during the same business day, but we confirm our assumption of all risks of payment for such deliveries. You may accept certified checks in payment for Subject Securities delivered on the Company's instruction and we assume sole responsibility for the risks of collectability of such checks. YOU ARE HEREBY IRREVOCABLY INSTRUCTED BY THE COMPANY AND THE LENDER THAT ALL PROCEEDS RECEIVED FROM THE SALE OR OTHER DISPOSITION OF SUBJECT SECURITIES, UNTIL OTHERWISE NOTIFIED IN WRITING BY THE LENDER SHALL BE WIRED TO THE SETTLEMENT ACCOUNT AS PROVIDED ABOVE.

         You will provide to the Lender on a daily basis a report of activity with respect to the MBS Custodian Account and the Custodial Settlement Account.

         From time to time Subject Securities delivered for purchase may be delivered by you following the scheduled settlement date for the sale thereof (a "late delivery") and, as a result of such late delivery, the Company may be obligated to pay to the purchaser accrued interest or principal amounts on account thereof. Prior to your receipt from the Lender of notice of the occurrence of an "Event of Default" or a "Potential Default," you are hereby authorized to issue a due bill or check against the Custodian Settlement Account for such amounts concurrently with such delivery. In the event amounts held in the Custodian Settlement Account shall be insufficient to cover such due bill or check, the Company shall immediately upon demand pay to you the full amount thereof. It is expressly agreed and understood that the issuance of a required due bill or bank check which will or may create an overdraft in the Custodian Settlement Account shall be at your sole discretion and that any overdraft shall be subject to the payment of interest on the amount thereof at your customary rate. Notwithstanding anything to the contrary otherwise set forth herein, you shall have a first lien against the Custodian Settlement Account for the amount of such overdraft plus any accrued interest but such lien shall not secure any other Indebtedness of the Company to you, whether arising hereunder or otherwise.

         You shall not be liable or accountable for any act or omission of brokers, dealers or agents in connection with this Custodial Agreement. In carrying out your duties hereunder, you may use such methods or agencies as you determine in your sole discretion, including your own facilities.

         You shall maintain regular business records documenting all instructions transmitted to you through any authorized means and any response by you. You are authorized to electronically record any telephone communications with the Company or the Lender arising out of this Custodial Agreement. Your records shall be determinative of the form, content and time of all the Company's and Lender's instructions and any response from you. The record of each instruction and any response thereto shall be retained by you for at least ninety (90) days following the date of the instruction. Any claim against you for failure to properly follow an instruction transmitted by the Company or the Lender must be made in writing and received by you within ten (10) days after the date the instruction was received by you.

         You shall give the Subject Securities that come into your possession under this Custodial Agreement the same physical care and safeguards as are afforded similar property owned by you; provided, however, your responsibility hereunder is limited to losses occasioned directly by the gross negligence or willful misconduct of your employees, or by robbery, burglary or theft (while the securities are in your physical possession), to the extent of the market value of the Subject Securities at the date of the discovery of such loss. With respect to any Subject Securities which you deliver for us to a third party, and with respect to such delivery, you shall be deemed no more than an "intermediary" as referenced in Section 8-306(3) of the Uniform Commercial Code as in effect from time to time in the State of North Carolina, and the only warranty given by you shall be the warranty provided in said Section 8-306(3). In no event shall you be liable for any indirect, special or consequential loss. You may, at your option, make arrangements for insuring yourselves against loss from any cause, but you shall not be under any obligation to insure for our benefit.

         Except as expressly set forth above with respect to advances made by you in connection with "late deliveries," none of the Subject Securities held in the MBS Custodial Account, the funds held at any time in the Custodian Settlement Account, the Subject Securities or any proceeds of the sale or other disposition thereof will be subject to any right, charge, security interest, lien, encumbrance or claim of any kind in your or your creditors' favor. Any claims for the payment of fees with respect to the safe custody or administration of Subject Securities or for compensation, expenses, commitments made by you upon instructions of the Lender, reimbursement of taxes incurred by you for the account of the Lender, any penalties incurred by or levied or assessed against you resulting from the Lender's improper or incorrect instructions, or other liabilities of the Lender to you, and for indemnity against any claim or liability to which you are subjected by reason of any registration of Subject Securities shall be enforceable solely against the Company and the Lender shall not have any responsibility therefor. The Lender and the Company agree to make no claim against you except for any such claims or liabilities arising, or claimed to have arisen, as a result of your gross negligence or willful misconduct.

         The Operating Instructions attached hereto are hereby made part hereof and any and all capitalized terms defined herein shall have the same meaning when used therein.

         This Custodial Agreement contains the whole of the understanding between you and the Lender concerning the subject matter hereof and no provision hereof shall be modified or altered except in writing signed by both you and the Lender.

         This Custodial Agreement shall be governed by the laws of the State of North Carolina and shall be binding upon the Lender and upon its successors and assigns and shall inure to your benefit and your successors and assigns and shall be deemed continuing until terminated by either the Lender or you upon at least sixty (60) days prior written notice to the other.

         This letter is made in triplicate and will become an agreement between you and the Lender upon your acceptance hereof in the space provided below.


                                            FIRST UNION NATIONAL BANK



                                            By:________________________________
                                            Title:_____________________________


AGREED TO AND ACCEPTED:

__________________________
as Approved MBS Custodian



By:_____________________________
Title:__________________________
Date:___________________________

                        ACKNOWLEDGEMENT AND AUTHORIZATION
                        ---------------------------------


         The Company approves the foregoing Custodial Agreement and authorizes the Approved MBS Custodian to act in accordance with the terms thereof. The Company agrees to be bound by the terms of the Custodial Agreement (including all Exhibits thereto) to the same extent as if a party thereto. The Company agrees to indemnify the Approved MBS Custodian for, and hold the Approved MBS Custodian harmless against, any loss, liability or expense in connection with, arising out of or in any way related to the transactions contemplated and relationship established by the Custodial Agreement, or any action or omission by the Approved MBS Custodian in connection with the Custodial Agreement, or any agent, broker or dealer employed by the Approved MBS Custodian hereunder, including the reasonable costs and expenses incurred in defending any such claim of liability, except that the Company shall not be liable for (i) any loss, liability or expense that is determined by a judgment of a court of competent jurisdiction that is binding on the Approved MBS Custodian, final and not subject to review on appeal, to be the direct result of acts or omissions on the Approved MBS Custodian's part constituting gross negligence or willful misconduct, or (ii) any claim that is based on the Approved MBS Custodian's warranty as provided in Section 8-306(3) of the Uniform Commercial Code as in effect from time to time in the State of North Carolina.

                                           WESTMARK MORTGAGE CORPORATION,
                                           a California corporation


                                           By:________________________________
                                           Name:______________________________
                                           Title:_____________________________

                                                                       EXHIBIT A
                                                                       ---------
                                                                    TO CUSTODIAL
                                                                    ------------
                                                                       AGREEMENT
                                                                       ---------

                  FORM OF LETTER TO APPROVED MBS CUSTODIAN
                  ----------------------------------------


To:   __________________________,
      as Approved MBS Custodian


                  Re:      Westmark Mortgage Corporation:
                           Custodial and Collateral Agency Instructions
                           --------------------------------------------

Ladies and Gentlemen:

         Reference is made to the attached letter/certification to the transfer agent/trustee for the issuance of the Security described more particularly therein, which Security is supported by a pool of residential mortgage loans, mortgage-backed securities or both including mortgage loans and mortgage-backed securities in which the undersigned (the "Lender") acting under that certain Security Agreement dated as of _______________, 1998, as amended, extended or replaced from time to time, holds a first perfected security interest. Pursuant to such letter/certification, the transfer agent/trustee has been instructed to deliver such Security to you. You are hereby notified that the Lender has a first perfected security interest in the Security and in all proceeds of the sale or other disposition thereof and in all accounts into which said proceeds may be deposited.

         This letter will confirm your agreement to hold such Security as a "Subject Security" under and on terms and conditions set forth more particularly in that certain Custodial Agreement, dated as of ______________, 199___ between you and the Lender.

                                            Very truly yours,

                                            FIRST UNION NATIONAL BANK


                                            By:________________________________

         The undersigned Company agrees to and acknowledges the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, the Company instructs you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by the Lender.


                                           WESTMARK MORTGAGE CORPORATION

                                           By: _______________________________
                                               Name: _________________________
                                               Title: ________________________

                                                                       EXHIBIT B
                                                                       ---------
                                                          TO CUSTODIAL AGREEMENT
                                                          ----------------------

                             OPERATING INSTRUCTIONS


         These Operating Instructions are attached to and made a part of the Custodial Agreement between First Union National Bank and
____________________________________, dated as of _________, 199__ (the
"Custodial Agreement"). Terms defined therein shall have their same meanings when used herein.

         1. From time to time GNMA, FNMA and FHLMC Subject Securities will be issued at the request of the Company and credited to your account with [Federal Reserve Bank of ________________] (in the case of FNMA and FHLMC Subject Securities) or your account with the Participants Trust Company ("PTC") (in the case of GNMA Subject Securities) (in each case, to be held by you for the account of the Lender) in accordance with the Code of Federal Regulations (in the case of FNMA and FHLMC Subject Securities) or the rules of PTC (in the case of GNMA Subject Securities). Upon your receipt of confirmation that such Subject Securities have been deposited into your account with the [Federal Reserve Bank of ____________________] (in the case of FNMA and FHLMC Subject Securities) or your account with PTC (in the case of GNMA Subject Securities), you shall promptly issue to the Lender and the Company your confirmation that (1) you have received such confirmation on the Fedwire (in the case of FNMA and FHLMC Subject Securities, which confirmation will include the number of Subject Securities deposited into your account with [Federal Reserve Bank of __________________]) or from PTC (in the case of GNMA Subject Securities), (2) you have made appropriate entries on your books reflecting the interests of the Company as beneficial owner and the Lender as secured party with respect to such Subject Securities, and (3) there are no security interests or any rights or claims of any third party in such Subject Securities in your favor or known to you which have priority over the security interest of the Lender in such Subject Securities.

         2. With respect to the delivery or transfer of Subject Securities which you hold for the account of the Lender, you are hereby authorized to act only upon instructions from the Lender or, to the extent permitted by the Custodial Agreement, by the Company. Upon notification to you by the Lender of an "Event of Default" or a "Potential Default" under the Warehousing Agreement, no third party, including without limitation the Company, may direct you to make any delivery or transfer of such Subject Securities.

         3. The proceeds of redemptions, collections and other receipts, including dividend and interest income, shall be credited to the Custodian Settlement Account upon collection or payment.

         4. You are to notify the Lender and the Company upon receipt of notice by you of any call for conversion, redemption, subscription rights or similar proceeding affecting the

Subject Securities held in the relevant account (any of the foregoing being referred to herein as "Account Proceedings"), and shall take such action in respect thereof as you may be directed in writing by the Lender; provided, however, that you shall have no duty or responsibility to notify the Company or the Lender of any Account Proceedings which do not appear in The Wall Street Journal (New York Edition), The Standard & Poor's Called Bond Record for Preferred Stocks, Financial Daily Called Bond Service, The Kenney Services or official notifications from the Depository Trust Company or such other publications of which you may from time to time notify the Lender in writing. All solicitation fees payable to you as agent in connection with such event will be retained by you unless specifically agreed to the contrary by you.

         5. If applicable, you are authorized to exchange temporary for definitive certificates, and old certificates for new or overstamped certificates evidencing a change therein.

         6. You are authorized and empowered in the name and on behalf of the Lender and the Company to execute any certificates of ownership or other reports which you are or may hereafter be required to execute and furnish under any regulation of the Internal Revenue Service, or other authority of the United States, insofar as the same are required in connection with any property which is now or may hereafter be in your possession by virtue of the Custodial Agreement and these Operating Instructions, claiming no exemptions on behalf of the Lender or the Company. In the preparation of such reports, the status of the Lender is to be described as a bank, trust company or financial institution, as the case may be, domiciled in the United States. The Lender agrees to notify you immediately in writing of any change in such status.

         7. All mail communications which are to be furnished or forwarded hereunder to the Lender or the Company shall be addressed to such party at the last address on your records, provided that in case you in your sole discretion shall determine that an emergency exists, you may use such other means of communication as you shall deem advisable.

         8. You are under no duty to supervise, recommend or advise the Lender relative to the investment, purchase, sale, retention or other disposition of any property held hereunder unless provided for by the Custodial Agreement.

         9. With respect to any direction to receive securities in transactions not placed through you, you shall have no duty or responsibility to advise the Company of non-receipt, or to take any steps to obtain delivery of securities from any brokers or dealers. All dealer concessions made to you will be retained by you unless specifically agreed to the contrary by you.

         10. Notwithstanding anything herein to the contrary, unless instructions are received from the Lender, specifying a different destination than the address listed on your records for the Lender, within ten (10) days of the receipt of any termination notice, you shall have the right to transfer all securities and other property held by you or any depositary in connection with this Custodial Agreement or registered in your name to the Lender at the address listed on your records.



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